SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 21, 2005

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	0-32453	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective January 21, 2005, Inergy GP LLC, the managing general partner of Inergy, L.P. (“Inergy”), amended (“Amendment No. 2”) the Second Amended and Restated Agreement of Limited Partnership of Inergy, L.P. (the “Partnership Agreement”), dated January 7, 2004. Amendment No. 2 allows for the issuance of additional common units during the subordination period in connection with accretive acquisitions that have not been completed or capital improvements that have not commenced commercial service, provided there are common units available for issuance pursuant to Section 5.7(a) of the Partnership Agreement.

Item 9.01. Financial Statements and Other Exhibits

(c) Exhibits

Exhibit No.	Description

3.1	Amendment No. 2 to Second Amended and Restated Agreement of Limited Partnership of Inergy, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	INERGY GP, LLC,
Its Managing General Partner

Date: January 21, 2005	By:	/s/ Laura L. Ozenberger
Laura L. Ozenberger Vice President, General Counsel and Secretary